UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2025

BUNGE GLOBAL SA

(Exact Name of Registrant as Specified in Its Charter)

Switzerland	000-56607	98-1743397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route de Florissant 13,
1206 Geneva, Switzerland	N.A.
(Address of Principal Executive Offices)	(Zip Code)

1391 Timberlake Manor Parkway
Chesterfield, MO	63017
(Address of corporate headquarters)	(Zip Code)

(314) 292-2000

(Registrant’s Telephone Number, Including Area Code)

N.A.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Registered Shares, $0.01 par value per share	BG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As further described in Item 2.01 below, Viterra Limited, a private company limited by shares incorporated under the laws of Jersey (“Viterra”), became a wholly-owned subsidiary of Bunge Global SA, a Swiss corporation (“Bunge”) (successor in interest to Bunge Limited, an exempted company limited by shares incorporated under the laws of Bermuda) pursuant to the previously announced Business Combination Agreement, dated June 13, 2023 (the “Business Combination Agreement”), among Bunge, Viterra, Danelo Limited, a company incorporated in Jersey with registration number 119668 (“Glencore”), CPPIB Monroe Canada, Inc., a company incorporated in Canada with registration number 968142-6 (“CPPIB”), Venus Investment Limited Partnership, a limited partnership formed under the laws of the Province of Manitoba, Canada (“BCI”), and Ocorian Limited, a company incorporated in Jersey in its capacity as trustee of the Viterra Employee Benefit Trust, a trust for the benefit of certain current and former service providers of Viterra (the “Viterra EBT,” collectively with Glencore, CPPIB and BCI, the “Sellers” and each individually, a “Seller”). Capitalized terms used but not defined in this Current Report on Form 8-K shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

As previously announced, on October 5, 2023, at an Extraordinary General Meeting, Bunge’s shareholders approved the Business Combination Agreement.

Item 1.01 Entry into a Material Definitive Agreement.

Shareholder Agreements

On July 2, 2025, in connection with the consummation of the Acquisition (the “Closing”), Bunge and each of Glencore and CPPIB executed a Shareholder’s Agreement (each, a “Shareholder’s Agreement” and collectively, the “Shareholders’ Agreements”) as described in Bunge’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission (the “SEC”) on June 15, 2023 and incorporated herein by reference.

The foregoing description of the Shareholders’ Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Forms of the Glencore Shareholder’s Agreement and the CPPIB Shareholder’s Agreement, copies of which are attached as Exhibits 2.2 and 2.3 hereto, respectively, and the terms of which are incorporated herein by reference.

Registration Rights Agreement

On July 2, 2025, in connection with the Closing, Bunge and each of Glencore, CPPIB and British Columbia Investment Management Corporation, a corporation formed pursuant to the Public Sector Pension Plans Act (British Columbia, Canada) (“BCIMC”), as assignee of BCI’s right to receive the Share Consideration under the Business Combination Agreement, executed a Registration Rights Agreement (the “Registration Rights Agreement”) as described in Bunge’s Current Report on Form 8-K filed with the SEC on June 15, 2023 and incorporated herein by reference.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of Registration Rights Agreement, a copy of which is attached as Exhibit 2.4 hereto, and the terms of which are incorporated herein by reference.

BCI Lock-up Agreement

On July 2, 2025, in connection with the Closing, Bunge and BCIMC, as assignee of BCI’s right to receive the Share Consideration under the Business Combination Agreement, executed a Lock-up Agreement (the “BCI Lock-up Agreement”) as described in Bunge’s Current Report on Form 8-K filed with the SEC on June 15, 2023 and incorporated herein by reference.

The foregoing description of the BCI Lock-up Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Form of BCI Lock-up Agreement, a copy of which is attached as Exhibit 2.5 hereto, and the terms of which are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information included in the Introductory Note is incorporated herein by reference into this Item 2.01.

On July 2, 2025, under the Business Combination Agreement, Bunge (a) acquired all of the issued and outstanding shares of Viterra from the Sellers (the “Acquisition”), and (b) issued in a private placement approximately 65.6 million registered shares of Bunge to the Sellers, except for the Viterra EBT (which received cash in lieu of Share Consideration), with an aggregate value of approximately $5.3 billion, as a portion of the consideration in the Acquisition (the “Share Issuance”). In addition to the Share Issuance, Bunge paid an aggregate cash consideration of approximately $2.0 billion to the Sellers (collectively with the Acquisition and the Share Issuance, the “Transactions”). Bunge will seek to agree with Sellers on the final calculation of Danube Leakage and Danube Permitted Leakage (each as defined in the Business Combination Agreement) after the Closing of the Acquisition, and pending such agreement, Bunge has withheld $150 million from the Cash Consideration that would otherwise be payable to the Sellers at the Closing of the Acquisition. The cash consideration was financed through a combination of cash on hand and Bunge’s existing debt instruments.

As a result of the Transactions, the Sellers, except for the Viterra EBT, collectively now own approximately 33% of Bunge’s registered shares.

The foregoing description of the Business Combination Agreement and the transactions contemplated thereby, including the Transactions, does not purport to be complete and is qualified in its entirety by, the full text of the Business Combination Agreement, a copy of which was attached as Exhibit 2.1 to Bunge’s Current Report on Form 8-K filed with the SEC on June 15, 2023, the terms of which are incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Officer

On July 2, 2025, 2025, in connection with the Acquisition and effective immediately following the Closing, the board of directors of Bunge (the “Board”) appointed David Mattiske as Bunge’s Co-Chief Operating Officer. In connection with that appointment, Bunge entered into an employment agreement (the “Employment Agreement”) and an addendum to the Employment Agreement (the “Addendum”) with Mr. Mattiske that commenced July 2, 2025. Under the terms of the Employment Agreement and the Addendum, he is entitled to a gross annual salary of EUR 748,883 (or CHF 704,540 following his relocation to Geneva, Switzerland) and is eligible to participate in Bunge’s annual incentive plan with a target bonus opportunity of 150% of his gross annual salary. Mr. Mattiske is eligible for consideration for annual long-term incentive awards under the Bunge Long-Term Incentive Plan (the “LTIP”), which for 2025 will be granted in the form of time-based restricted stock units and/or performance-based restricted stock units with a target value of $3,500,000, subject to approval by the Human Resources and Compensation Committee of the Board. Mr. Mattiske is also eligible to receive a one-time award of time-based restricted stock units with a value of $3,000,000, to vest as to 50% of the shares on the first and second anniversaries of the Closing, subject to continued service with Bunge. The awards are subject to the terms and conditions of the LTIP and award agreements. In addition, Mr. Mattiske’s outstanding Viterra long-term incentive cash awards were converted into equivalent Bunge time-based restricted stock units with vesting periods commensurate with the original granted awards.

Mr. Mattiske is eligible to participate in the Bunge Executive Severance Plan (“ESP”) subject to his execution of a Participation Agreement. Under his Participation Agreement, if Mr. Mattiske is involuntarily terminated without “cause” during the two-year period following Closing or if he resigns on the second anniversary of the Closing, he will be entitled to receive the change-of-control severance benefits under the ESP, subject to an effective release of claims and observance of the non-competition, non-solicitation, confidentiality and other obligations described therein. A description of the severance and other benefits under the ESP is provided in Bunge’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 4, 2025, and a copy of the ESP was attached as Exhibit 10.1 to Bunge’s Quarterly Report on Form 10-Q filed with the SEC on July 27, 2022.

In connection with his anticipated relocation to Geneva, Switzerland, Mr. Mattiske will be provided relocation benefits under Bunge’s global mobility program.

Mr. Mattiske served as Chief Executive Officer of Viterra from July 2019 to June 2025. Prior to serving as Viterra’s Chief Executive Officer, Mr. Mattiske served in various roles at Glencore, including as Regional Director for the EU/CIS, Asia, Middle East, Africa, and Australia and New Zealand (“ANZ”) regions from 2014 to 2019; Managing Director for the ANZ region from 2010 to 2014; and as Chief Financial Officer for the Agriculture division in Australia and New Zealand from 2006 to 2010. Prior to his roles at Glencore, Mr. Mattiske held roles at ABB Grain Limited and PricewaterhouseCoopers. He holds a Bachelor of Commerce degree from Flinders University and is a member of the Institute of Chartered Accountants of Australia.

The foregoing description of the Employment Agreement and the Addendum does not purport to be complete and is qualified in its entirety by reference to the full text of the Addendum, a copy of which is attached as Exhibit 10.1 hereto, and the terms of which are incorporated herein by reference.

Director Nomination Rights

Pursuant to director nomination rights under the Shareholders’ Agreements and as described in Bunge’s Current Report on Form 8-K filed with the SEC on May 19, 2025, Adrian Isman and Anne Jensen were elected to the Board as nominees of CPPIB and Christopher Mahoney and Markus Walt were elected to the Board as nominees of Glencore, each contingent upon the Closing. In connection with the Closing, each of such directors will begin service on the Board for a term extending until the completion of the 2026 annual general meeting.

Item 7.01 Regulation FD Disclosure.

On July 2, 2025, Bunge issued a press release announcing the completion of the Transactions, described above in Item 2.01. A copy of the press release is attached hereto as Exhibit 99.1. The information in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(a)	Audited Financial Information

The consolidated financial statements of Viterra and its subsidiaries as of December 31, 2024 and 2023, and for each of the two years in the period ended December 31, 2024, are filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein, have been audited by Deloitte  LLP, independent auditors, as set forth in their report thereon, which is incorporated by reference herein (which report expresses an unqualified opinion on the financial statements).

The unaudited condensed consolidated interim financial statements of Viterra as of March 31, 2025 and December 31, 2024, and for the three months ended March 31, 2025 and March 31, 2024, are filed as Exhibit 99.3 to this Current Report on Form 8-K and incorporated herein by reference.

(b)	Pro Forma Financial Information

Bunge’s unaudited pro forma condensed combined income statement for the three months ended March 31, 2025 and the year ended December 31, 2024 and the unaudited pro forma condensed combined balance sheet as of March 31, 2025, each with related notes thereto, are attached as Exhibit 99.4 hereto and incorporated by reference herein.

(d)	Exhibits

Exhibit No.	Description

2.1	Business Combination Agreement, dated as of June 13, 2023, by and among Bunge Global SA (f/k/a Bunge Limited), Viterra Limited, and the Sellers listed therein (incorporated by reference to Exhibit 2.1 to Bunge’s Current Report on Form 8-K filed June 15, 2023)

2.2	Form of Glencore Shareholder’s Agreement by and between Bunge Global SA and Danelo Limited (incorporated by reference to Appendix E to Bunge Limited's Definitive Proxy Statement filed August 7, 2023)

2.3	Form of CPP Investments Shareholder’s Agreement by and between Bunge Global SA and CPPIB Monroe Canada, Inc. (incorporated by reference to Appendix F to Bunge Limited's Definitive Proxy Statement filed August 7, 2023)

2.4	Form of Registration Rights Agreement by and among Bunge Global SA, Danelo Limited, CPPIB Monroe Canada, Inc. and British Columbia Investment Management Corporation (incorporated by reference to Appendix G to Bunge Limited's Definitive Proxy Statement filed August 7, 2023)

2.5	Form of BCI Lock-up Agreement by and between Bunge Global SA and British Columbia Investment Management Corporation (incorporated by reference to Appendix H to Bunge Limited's Definitive Proxy Statement filed August 7, 2023)

10.1	Addendum to Employment Agreement, dated July 2, 2025, between Bunge Global SA and David Mattiske

23.1	Consent of Deloitte LLP, independent auditors of Viterra Limited.

99.1	Press Release, dated July 2, 2025

99.2	Audited consolidated financial statements of Viterra Limited and its subsidiaries as of December 31, 2024 and 2023, and for each of the two years in the period ended December 31, 2024 and the report of Deloitte LLP, independent auditors

99.3	Unaudited condensed consolidated interim financial statements of Viterra Limited and its subsidiaries as of March 31, 2025 and December 31, 2024, and for the three months ended March 31, 2025 and March 31, 2024

99.4	Unaudited pro forma condensed combined income statement for the three months ended March 31, 2025 and the year ended December 31, 2024 of Bunge Global SA and unaudited pro forma condensed combined balance sheet as of March 31, 2025 of Bunge Global SA

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUNGE GLOBAL SA

Date: July 2, 2025	By:	/s/ Lisa Ware-Alexander
Lisa Ware-Alexander
Secretary